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                                                                  EXHIBIT 10.2

LOAN NO. _________________________________                   CITY NATIONAL BANK
                                                                  OF FLORIDA

                                PROMISSORY NOTE &
                               SECURITY AGREEMENT
                            REVOLVING LINE OF CREDIT         Date April 27, 1998
                                                                 ---------------
                                                                    Effective

FOR VALUE RECEIVED, the undersigned (jointly and severally, if more than one) ("Maker") promises to pay to the order of CITY NATIONAL BANK OF FLORIDA at its office at 25 West Flagler Street, Miami, Florida, which together with any holder hereof is called "Bank", the principal sum of $THREE MILLION AND no/100 DOLLARS ($3,000,000.00) together with interest on the terms below:
The proceeds of this loan are to be used primarily for: /_/ personal, family, or household purposes: /X/ business use; or /_/ farming operations.

INTEREST CALCULATION

The Interest Rate is:

(XX)     A VARIABLE INTEREST RATE OF -0- PERCENT PER ANNUM IN EXCESS OF:
         (XX) The City National Bank Base Rate (the base rate of interest announced from time to time at Bank's discretion)
         ( ) Other Index________________________________________________

         THE VARIABLE INTEREST RATE WILL BE ADJUSTED:

         (XX) When the City National Bank Base Rate Changes
         ( )  When the index as stated above changes
         ( )  Other ______________________________________________________

(  )     A FIXED INTEREST RATE OF ____________________________ PERCENT PER ANNUM

(XX)     INTEREST SHALL BE CALCULATED ON THE BASIS OF A THREE HUNDRED SIXTY
         (360) DAY YEAR, BUT INTEREST SHALL ACCRUE AND BE PAYABLE FOR THE ACTUAL NUMBER OF DAYS IN EACH MONTH.

THE MAXIMUM INTEREST RATE WILL NOT EXCEED    (*)    %. (*)MAXIMUM RATE PER
APPLICABLE FLORIDA AFTER MATURITY, OR WHILE IN DEFAULT, THIS NOTE SHALL BEAR INTEREST AT THE HIGHEST LEGAL RATE PER ANNUM ALLOWABLE BY FLORIDA LAW.

REPAYMENT SCHEDULE

         (  )    Principal and interest are due and payable in a single payment on __________________________________
         (XX)    Principal payable in a single payment due on May 2, 1999 and interest due and payable monthly commencing on June 2, 1998
         (  )    Principal payable on the earlier of demand or _______________
                 ___________________ ______, at the sole discretion of Bank and accrued interest payable ______________________________
                 commencing on _______________________________________,
                 ____________.
         (  )    Payable in ________________ installments of $__________________
                 plus accrued interest, due and payable ____________________
                 commencing on ________________________, 19__, together with a final/balloon payment in the amount of $_______________________
                 plus accrued interest, due and payable on ____________________,
                 ___________.  The terms, if any, for refinancing the balloon payment, are ________________________
                 ________________________________________.
         (  )    Payments of principal and interest payable in _________________
                 installments of $________________________ each, due and payable
                 _______________________ commencing on ________________, 19__, together with a final/balloon payment in the amount of
                 $_________________ due and payable on ________________________,
                 ____.  The terms, if any, for refinancing the balloon payment, are ______________________
                 _______________________________________________________.
         (  )   Principal payments are due and payable as follows:_____________
                 _____________________________________________________.

COLLATERAL

         (  )    If checked here, this Note is secured by and Maker pledges to
                 Bank and grants a security interest in the following: Unsecured

Maker and any endorser, surety, guarantor or other party signing this Note or otherwise guaranteeing or ensuring the performance or payment by Maker (the "Obligor") pledges to Bank and grants a security interest in all other property of Maker and of each other Obligor now or hereafter in the possession, custody or control of Bank, whether held expressly as collateral, security or otherwise including, but not limited to, any balance or share of any deposit, trust or agency or special account in which any Obligor has an interest. All of such property, together with any specific property listed above as pledged to Bank by Maker(s), shall be referred to as the "Collateral".

The Collateral is also pledged as security for all other liabilities or obligations of each Maker to Bank (primary, secondary, direct, contingent, sole, joint or several), due or to become due or which may be hereafter contracted or acquired. Bank may, at its option, transfer at any time to itself or to its nominee any Collateral and receive the income thereon and hold the same as security herefor, or apply it on the principal or interest due hereon or due on any liability or obligation secured hereby. Notwithstanding the surrender of this Note upon payment or otherwise, Bank may nevertheless retain the Collateral for any other liabilities.

Additions to, releases, reductions or exchanges of, or substitutions for the Collateral, payment on account of this loan or increases of the same, or other loans made partially or wholly upon the Collateral, may from time to time be made without affecting the provisions of this Note or the liabilities of any party hereto. Bank shall not be bound to take any steps necessary to preserve any rights in the Collateral against prior parties and each Obligor shall take necessary steps for such purposes. Bank or its nominees need not collect interest or principal of any Collateral or give any notice with respect thereto. Maker shall at all times keep the Collateral insured in such forms, and in such amounts, as shall be acceptable to Bank, and shall keep the Collateral in good maintenance, repair and condition, if appropriate to the nature of the Collateral.

If the Collateral shall any time become unsatisfactory to Bank or if Bank shall at any time deem itself insecure, Maker shall, within five days after demand, deposit with Bank as additional Collateral, property which is satisfactory to Bank in its sole discretion.

The undersigned agrees to pay a late charge equal to 5% of each payment of principal and/or interest which is not paid within 10 days on which it is due.

THE TERMS OF THE REVERSE SIDE OF THIS DOCUMENT AND OF ANY SEPARATE SECURITY AGREEMENT OR MORTGAGE GRANTING A SECURITY INTEREST ARE MADE A PART OF THIS PROMISSORY NOTE AND SECURITY AGREEMENT.

                                            PREFERRED HEALTHCARE STAFFING, INC.
Preferred Healthcare Staffing, Inc.         a Delaware corporation
----------------------------------          -----------------------------------
Mailing Address 10800 Biscayne
                Boulevard PH                 BY:                  Execution Date
                Miami, Florida 33161         /s/ William R. Dresback
------------------------------------         -----------------------------------
City          State         Zip Code         William R. Dresback  Execution Date
                                             Sr. Vice President


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Upon the happening of any of the following events, each of which shall constitute a default, all liabilities of each Maker or Bank shall become due and payable at once without notice or demand: (a) failure of any Obligor to perform any agreement hereunder or to pay in full, when due, this Note or any other liability whatsoever to Bank or any installment thereof or interest thereon, or failure to pay when due any premium on any life insurance policy held as Collateral hereunder; (b) the death of any Obligor; (c) filing of any petition under the Bankruptcy Act, or any similar federal or state statute, by or against any Obligor; (d) application for the appointment of a receiver for, the making of a general assignment for the benefit of creditors by, or the insolvency of, any Obligor; (e) taking possession of any substantial part of the property of any Obligor at the insistence of any government authority; (f) dissolution, merger, consolidation, or reorganization of any Obligor; (g) a material adverse change has occurred in the financial condition of any Obligor from the conditions set forth in the most recent financial statement of such Obligor furnished to bank, or from a condition of such Obligor as most recently disclosed to Bank in any manner; (h) that any warranty, representation, certificate, or statement of any Obligor (whether nor not contained herein) pertaining to or in connection with the loan evidenced hereby is not true; (i) assignment by any Maker of any equity in any of the Collateral without the written consent of Bank. The principal of the Note, and any part thereof, shall bear interest at the maximum legal rate of interest chargeable under the laws of the State of Florida after default until paid.

Bank may, at any time, whether or not this Note is due (a) pledge or transfer this Note and Security Agreement and the Collateral, whereupon Bank shall be relieved of all duties and responsibilities hereunder and relieved from any and all liability with respect to any Collateral so pledged or transferred, and any pledgee or transferee shall, for all purposes, stand in place of Bank hereunder and have all the rights of Bank hereunder; (b) vote the Collateral; (c) notify Obligor on any Collateral to make payment to Bank of any amounts due or to become due thereon; (d) demand, sue for, collect or make any compromise or settlement it deems desirable with reference to the Collateral; (e) take possession or control of any proceeds of Collateral; and (f) exercise all other rights necessary or required, in Bank's discretion, in order to protect its interests hereunder.

In no event shall Bank or any holder hereof be entitled to unearned or unaccrued interest or other charges or any rebates, except as may be authorized by law; nor shall any such party be entitled to receive at any time any such charges not allowed or permitted by law, or any interest in excess of the maximum allowed by law from time to time.

No delay or omission on the part of Bank in exercising any right hereof shall operate as a waiver of such right or any other right under this Note. Presentment, demand, protest, notice of dishonor and all other notices are hereby waived by each and every Obligor. This Note shall be construed and enforced according to the laws of the State of Florida and the parties agree that any litigation by either party with respect to this Note shall take place and be litigated in Dade County, Florida. The Obligors, jointly and severally, promise and agree to pay any and all reasonable attorney's fees and costs (whether or not suit is filed, and including both the trial and appellate level on appeal, if any) in an amount not less than ten percent (10%) of the principal sum. The Obligors jointly and severally agree to pay any and all filing fees and intangible taxes and any other imposition imposed on the obligation evidenced hereby. Any notice to Maker shall be sufficiently served for all purposes if placed in the mail, postage prepaid, addressed to or left upon the premises at the address shown or any other address shown on Bank's records.

Each Obligor hereby expressly consents to any and all extensions and renewals, in whole or in part, and all delays in time of payment or other performance with the holder hereof may grant or permit at any time and from time to time without limitation and without any notice to or further consent of any Obligor. Each Obligor shall also be bound by all of the foregoing items, and those of the front side hereof, without the requirement that Bank or any holder hereof first go against the Collateral hereof, or any security interest granted hereby.

Each Obligor agrees to furnish current and accurate financial data to Bank upon request.

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                                   ENDORSEMENT

In addition to the liability as endorsers, which the undersigned hereby assume, and intending to be legally bound, the undersigned (and if more than one, each of them jointly and severally) (a) hereby become surety to the CITY NATIONAL BANK OF FLORIDA, Miami, Florida, its successors, endorsers, endorsees and assigns, for the payment of the within Note; and (b) consent (i) that the Collateral may be exchanged, surrendered or sold from time to time, (ii) that the payment of the Note, or any of the liabilities of the Maker thereof, or of any Collateral, may be extended or renewed in whole or in part and (iii) that any of the provisions of the Note may be modified; all without notice to and without affecting the liability of the undersigned as endorsers and sureties.

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                           DISBURSEMENT AUTHORIZATION

TO:  CITY NATIONAL BANK OF FLORIDA
Gentlemen:

You are hereby authorized and directed to disburse the proceeds of this Note to:__________________________________________________________________________
Upon delivery of the funds as specified herein, you are fully released and discharged from all liability resulting therefrom.

                                  Very truly yours,

                                  Preferred Healthcare Staffing,
                                  Name of Maker

                                  By:_/s/_William_R._Dresback_________________
                                      William R. Dresback
                                      Sr. Vice President
                                  By:_________________________________________


STATE OF _________________________________________

COUNTY OF _______________________________________

         The foregoing instrument was acknowledged before me this ________________ day of April, 1998 by William R. Dresback, as Sr. Vice President and ____________, as ______________________________ respectively of
Preferred Healthcare Staffing, Inc. corporation, on behalf of the corporation, _____________________________ and _________________________ respectively is/are
(personally known to me) or has produced _______________________________________
and (did/did not) take on oath.

                                     Type of Identification

                                     -------------------------------------------
                                     Notary Public, State of

                                     -------------------------------------------
                                     Print Name and Title of Notary


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STATE OF _________________________________________

COUNTY OF _______________________________________

         The foregoing instrument was acknowledged before me this ________________ day of _______________, ___ by __________________________ who
is (personally known to me) or who has produced
____________________________________ and who (did/did not) take on oath.

                                     Type of Identification

                                     -------------------------------------------
                                     Notary Public, State of

                                     -------------------------------------------
                                     Print Name and Title of Notary


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